UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 21, 2003

FARGO ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29029	41-1959505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6533 Flying Cloud Drive Eden Prairie Minnesota	55344
(Address of Principal Executive Offices)	(Zip Code)

(952) 941-9470

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Item 7.  Financial Statements and Exhibits.

(c)	Exhibits.

	Exhibit No.	Description

	Ex. 99.1	Fargo Electronics, Inc. News Release dated October 21, 2003.

Item 12.  Results of Operations and Financial Condition

On October 21, 2003, Fargo Electronics, Inc. announced earnings for the third quarter ended September 30, 2003.  A copy of the News Release issued by Fargo Electronics, Inc. is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Limitation on Incorporation by Reference

In accordance with general instruction B.6. of Form 8-K, the information in this report and the attached exhibit is furnished pursuant to Item 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARGO ELECTRONICS, INC.

Dated: October 21, 2003	By:	/s/ GARY R. HOLLAND
Gary R. Holland Chairman of the Board of Directors, President and Chief Executive Officer

FARGO ELECTRONICS, INC.

FORM 8-K

Exhibit Index

Exhibit No.	Description	Method of Filing
99.1	Fargo Electronics, Inc. News Release dated October 21, 2003.	Filed herewith